SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                   May 5, 2003
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                        (Date of earliest event reported)





                         Progress Financial Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                             0-14815                      23-2413363
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(State of other jurisdiction     (Commission File Number)       (IRS Employer
  of incorporation)                                              Identified No.)


4 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania               19422-0764
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(Address of principal executive offices)                          (Zip Code)



                                 (610)-825-8800
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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(Former name,former address and former fiscal year,if changed since last report)

Item 5.           Other Events



         On May 5, 2003 Progress Financial Corporation announced the dismissal of the Litt Lawsuit. For further information see the press release attached as
Exhibit 99(a) and incorporated herein by reference.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         PROGRESS FINANCIAL CORPORATION





Dated:   May 5, 2003            By:      /s/ Michael B. High
                                    -------------------------------------------
                                         Michael B. High
                                         Chief Operating Officer and
                                         Chief Financial Officer

                                  EXHIBIT INDEX




       Exhibit Number                                   Description


           99(a) Press Release distributed May 5, 2003 announcing dismissal of lawsuit.

                                  Exhibit 99(a)


                  Press Release Announcing Dismissal of Lawsuit

FOR IMMEDIATE RELEASE          Contacts:
May 5, 2003                    Michael B. High, COO/CFO
                               610-941-4804
                               mhigh@progressbank.com
                               Dorothy Jaworski, Director of Investor Relations
                               484-322-4822
                               djaworski@progressbank.com

          Progress Financial Corporation Announces Dismissal of Lawsuit

     Blue Bell,  Pa.-- Progress  Financial  Corporation (the "Company" - Nasdaq:
PFNC), announced today that it had received an opinion from the Delaware Court of Chancery dismissing a purported derivative lawsuit in which Progress was a nominal defendant entitled H. Allen Litt v. W. Kirk Wycoff, et al, C.A., No., 19083. The lawsuit alleged that directors of Progress breached their fiduciary duties to the company and its shareholders by conducting certain lending activities, and engaging in certain compensation transactions, that the plaintiffs claimed were inappropriate. The Court dismissed the complaint because plaintiff failed to allege facts sufficient to raise a reasonable doubt that the directors breached their fiduciary duties. The opinion was issued on March 28, 2003 with an appeal period of 30 days which has expired.

     W. Kirk Wycoff, the President and Chief Executive Officer of Progress, stated that he is pleased with the dismissal of the lawsuit.

     Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pa. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through twenty full service offices. The Company also offers financial planning services, life insurance, group employee benefits and investments through Progress Financial Resources Inc., headquartered in Philadelphia. In addition, the Company receives fees for financial and operational management consulting services for commercial clients through KMR Management Inc., located in Willow Grove, Pa.

     The Company's common stock is traded on The Nasdaq Stock Market under the Symbol "PFNC."


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